================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 3, 2004
                                  ------------
                          EDAC TECHNOLOGIES CORPORATION
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Wisconsin
                 ----------------------------------------------
                 (State or other jurisdiction or incorporation)

                 0-14275                                  39-1515599
                 -------                                  ----------
        (Commission File Number)                  (I.R.S. Employer I.D. Number)

         1806 New Britain Avenue
         Farmington, CT                                         06032
         -----------------------                                -----
(Address of Principal Executive Offices)                      (Zip Code)

                                 (860) 677-2603
                 ----------------------------------------------
              (Registrant's telephone number; including area code)

================================================================================

Item 7.   Financial Statements and Exhibits.

   (c)    Exhibits

          99.1 Press Release dated August 3, 2004, announcing the Company's financial results for the fiscal quarter ended July 3, 2004.


Item 12.  Results of Operations and Financial Condition

          On August 3, 2004, EDAC Technologies Corporation announced its financial results for the quarter ended July 3, 2004. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

          The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            EDAC TECHNOLOGIES CORPORATION
Date:  August 3, 2004
                                            By:     /s/ Glenn L. Purple
                                            -----------------------------------
                                                     Glenn L. Purple
                                                     Vice President and Chief
                                                     Financial Officer

                                  EXHIBIT INDEX

Exhibit No.              Description

99.1 Press Release dated August 3, 2004, announcing the Company's financial results for the fiscal quarter ended July 3, 2004.

                                       3